Janus Aspen Series

Janus Aspen INTECH U.S. Low Volatility Portfolio

Supplement dated January 28, 2014
to Currently Effective Prospectuses and
Statement of Additional Information

The following replaces in its entirety the third bullet point under both “Availability of Portfolio Holdings Information” found in the Shareholder’s Guide of the Prospectus, and the “Portfolio Holdings Disclosure Policies and Procedures” section in the Statement of Additional Information:

•	Other Information. Each Portfolio may occasionally provide security breakdowns (e.g., industry, sector, regional, market capitalization, and asset allocation), top performance contributors/detractors (for all Portfolios except the Portfolio subadvised by INTECH), and specific portfolio level performance attribution information and statistics monthly with a 15-day lag and on a calendar quarter-end basis with a 15-day lag. Top performance contributors/detractors provided at calendar quarter-end (for all Portfolios except the Portfolio subadvised by INTECH) may include the percentage of contribution/detraction to Portfolio performance.

Please check the Portfolio’s websites for information regarding disclosure of portfolio holdings.

Please retain this Supplement with your records.